SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    September 22, 2004

World Monitor Trust – Series C
(Exact name of Registrant as Specified in its Charter)
Delaware	000-25789	13-3985042
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
One New York Plaza, 13th Floor, New York, New York 10292
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code     (212) 778-7866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01     Other Events

On June 30, 2004, Prudential Securities Futures Management Inc., the Managing Owner of the Registrant, announced its intention to dissolve the Registrant and liquidate its assets. On September 22, 2004, the Registrant completed the liquidation and distributed the assets of the Registrant to its limited owners in accordance with the terms of the Registrant’s Second Amended and Restated Declaration of Trust and Trust Agreement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD MONITOR TRUST – SERIES C

	By:	Prudential Securities Futures Management Inc., a Delaware corporation, Managing Owner

Date: September 24, 2004		By:	/s/ Brian J. Martin

Brian Martin
President